Exhibit 99.1 April 27, 2023 TM VOWST FDA Approval Conference Call

Forward Looking Statements Some of the statements in this presentation constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995, including but not limited to the availability of VOWST product supply, the degree of market adoption and penetration, the results of payer engagement, the accessibility of VOWST, the overall potential of microbiome therapeutics, the ability of cash to fund operations, the receipt of future milestone payments and debt tranches; and other statements which are not historical fact. Such statements are subject to important factors, risks and uncertainties, such as those discussed under the caption Risk Factors in the Company’s Annual Report on Form 10-K filed on March 7, 2023, and its other filings with the SEC, that may cause actual results to differ materially from those expressed or implied by such forward looking statements. Any forward-looking statements included herein represent our views as of today only. We may update these statements, but we disclaim any obligation to do so. Seres Therapeutics, Inc. © 2023 2

Agenda & Speakers Introductory remarks Financial considerations Eric Shaff David Arkowitz President and Chief Executive Officer, Chief Financial Officer and Head of Business Development, Seres Therapeutics Seres Therapeutics Seres’ path forward in infection VOWST supporting data and profile Eric Shaff Lisa von Moltke, M.D. President and Chief Executive Officer, Chief Medical Officer, Seres Therapeutics Seres Therapeutics VOWST commercial opportunity Terri Young, Ph.D., R. Ph. Questions & Answers Chief Commercial and Strategy Officer, Seres Therapeutics Seres Therapeutics, Inc. © 2023 3

VOWST is the first and only FDA-approved orally administered microbiota- based therapeutic VOWST is indicated to prevent the recurrence of Clostridioides difficile infection (CDI) in individuals 18 years of age or older following antibacterial treatment for recurrent CDI (rCDI) Seres is pioneering a new modality Seres Therapeutics, Inc. © 2023 4

Co-commercializing VOWST in the United States with 50/50 profit sharing per July 2021 agreement, extending our global strategic collaboration Seres Therapeutics, Inc. © 2023 5

VOWST supporting data and profile Lisa von Moltke, M.D. Chief Medical Officer, Seres Therapeutics Seres Therapeutics, Inc. © 2023 6

C. *DIFFICILE* INFECTIONS ARE AN URGENT PUBLIC HEALTH THREAT

Spore-forming, toxin-producing, gram-positive, anaerobic bacteria

Symptoms include colitis and severe, watery diarrhea with **up to 15 bowel movements a day**

Acute onset of severe symptoms leads to **hospitalization** for many patients

High probability of recurrence >20%, usually within 1-2 weeks after completion of antibiotic therapy

~156K
Recurrent CDI episodes estimated for 2023 (U.S.)

20,000+
CDI deaths per year (U.S.)

CLOSTRIDIOIDES DIFFICILE



THREAT LEVEL
URGENT

CDC

40-50%

Risk of recurrence escalates once a patient has an initial recurrence, which can trap patients in a vicious cycle

NEW VOWST™ (fecal microbiota spores, live-brpk) capsules

1. US CDC. *Antibiotic Resistance Threats in the United States, 2019.* US Department of Health and Human Services, CDC; 2019. doi:10.15620/cdc:82532 **2.** Feuerstadt P et al. *J Med Econ.* 2020;23(6):603-609. **3.** Chilton CH et al. *Clin Microbiol Infect.* 2017;24(5):476-482. **4.** Ofosu A. *Ann Gastroenterol.* 2016;29(2):147-154. **5.** Cole SA, Stahl TJ. *Clin Colon Rectal Surg.* 2015;28(2):65-69. doi:10.1055/s-0035-1547333. **6.** Wilcox MH et al. *Open Forum Infect Dis.* 2020;7(5):ofaa114. doi:10.1093/ofid/ofaa114 **7.** Centers for Disease Control and Prevention. Your risk of *C. diff.* Accessed January 28, 2022. https://www.cdc.gov/cdiff/risk.html **8.** Jiang ZD et al. *Aliment Pharmacol Ther.* 2017;45(7):899-908.**9.** McFarland LV et al. *Am J Gastroenterol.* 2002;97(7):1769-1775, https://www.fda.gov/news-events/press-announcements/fda-approves-first-fecal-microbiota-product.

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PATIENTS FACING RECURRENT *C. DIFFICILE* INFECTIONS MAY REQUIRE MICROBIOME RESTORATION



Initial clinical response with antibiotics alone



~156,000

Episodes placing patients with disrupted microbiomes into the recurrent cycle


Antibiotics
Disruption
Recurrence
Recurrent cycle of CDI

~459,000

Patients with primary CDI

NEW
VOWST™
(fecal microbiota spores, live-brpk) capsules

Note: the exact mechanism by which VOWST induces effects has not been established

Abbreviations: C. diff, Clostridioides difficile; CDI, Clostridioides difficile infection; SOC, standard of care.

References: 1. Chang JY et al. J Infect Dis. 2008;197(3):435-438. 2. D'Agostino RB Sr et al. Clin Infect Dis. 2014;58(10):1386-1393. 3. Kelly CP. Clin Microbiol Infect. 2012;18(suppl 6):21-27. 4. Budi N et al. FEMS Microbes. 2020;1(1):xtaa001. doi:10.1093/femsmc/xtaa001 5. Chilton CH et al. Clin Microbiol Infect. 2017;24(5):476-482. 6. Jiang ZD et al. Aliment Pharmacol Ther. 2017;45(7):899-908. 7. McFarland LV et al. Am J Gastroenterol. 2002;97(7):1769-1775. 8. Wilcox MH et al. Open Forum Infect Dis. 2020;7(5):ofaa114. doi:10.1093/ofid/ofaa114 9. McGovern BH et al. Clin Infect Dis. 2021;72(12):2132-2140.
CDI incidence and recurrence data: 1. Desai et al., BMC Infectious Diseases (2016); 2. Guh et al., NEJM (2020); 3. CDC EIP Annual Reports 2017-2019; 4. https://www.cdc.gov/hai/data/portal/index.html 5. Seres Assumptions

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VOWST PRESCRIBING INFORMATION Highlights of Prescribing Information Indication VOWST is indicated to prevent the recurrence of statement Clostridioides difficile infection (CDI) in individuals 18 years of age and older following antibiotic treatment for recurrent CDI (rCDI). Limitations of use VOWST is not indicated for treatment of CDI Dosing and Oral dosing (4 capsules once daily for 3 consecutive days administration following antibiotic treatment and laxative) Storage No refrigeration requirements Store in original packaging Full prescribing information available at vowst.com 9

ECOSPOR III DATA: VOWST REDUCED CDI RECURRENCES WITH 88% OF SUBJECTS RECURRENCE-FREE AT 8 WEEKS Significant reduction in recurrences at week 8; sustained at 24 weeks VOWST 100 75 50 Placebo 25 0 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 Time to CDI recurrence (weeks) Stratified log-rank test P value: <0.001 Time to CDI recurrence (weeks) Participants at Risk (No. of Events, No. Censored) VOWST 89 (0, 0) 82 (7, 0) 80 (8, 1) 80 (8, 1) 80 (8, 1) 77 (10, 2) 75 (10, 4) 74 (10, 5) 73 (11, 5) 73 (11, 5) 72 (11, 6) 72 (11, 6) 56 (11, 22) 8 (11, 70) 4 (11, 74) 1 (11, 77) 0 (11, 78) 93 (0, 0) 69 (23, 1) 65 (26, 2) 62 (28, 3) 58 (31, 4) 53 (34, 6) 51 (36, 6) 51 (36, 6) 51 (36, 6) 51 (36, 6) 50 (36, 7) 50 (36, 7) 40 (36, 17) 7 (36, 50) 6 (36, 51) 2 (36,55) 1 (36, 56) Placebo • VOWST reduced C. difficile recurrence at 8 weeks following standard of care antibiotics; with 88% of subjects recurrence-free at 8 weeks compared to 60% in the placebo group (antibiotics alone) • 64% of recurrences occurred within 2 weeks and 75% occurred within the first 4 weeks -fr 10 Sources: Cohen et al. JAMA. 2022 Nov 22;328(20):2062-2064.; Feuerstadt P et al. N Engl J Med. 2022;386(3):220-229. Proba Proba bili bili ty ty (%) (%)

ECOSPOR III DATA: VOWST WAS WELL-TOLERATED

Adverse Events (AEs) Through 8 Weeks (Safety Population)[2]	VOWST (n=90) n (%)	Placebo (n=92) n (%)
Any adverse event	84 (93)	84 (91)
Adverse event related or possibly related to VOWST or placebo	46 (51)	48 (52)
Serious adverse event[3]	7 (8)	15 (16)
Adverse event of special interest that occurred or worsened after initiation of VOWST or placebo	1 (1)	1 (1)
Serious adverse event or an adverse event of special interest that occurred or worsened after initiation of VOWST or placebo and was related or possibly related to VOWST or placebo	0	0
Serious adverse event leading to withdrawal from the trial	0	1 (1)
Adverse event leading to death[4]	2 (2)	0

NEW VOWST™ (fecal microbiota spores, live-brpk) capsules

1. Feuerstadt P et al. *N Engl J Med*. 2022;386(3):220-229. **2.** Adverse events were coded with the use of the Medical Dictionary for Regulatory Activities, version 20.0. Adverse events of special interest included invasive infections such as bacteremia, meningitis, and abscess. **3.** Many of the serious adverse events were related to the primary endpoint of recurrent *C. difficile* infection, which was more common in the placebo group than in the VOWST group. **4.** Three deaths occurred in the VOWST group, all of which were reported by the investigator as being unrelated to VOWST; 2 of the participants had onset of fatal adverse events within the 8-week period after dosing, but only 1 of these 2 participants died during that period.

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ECOSPOR III DATA: VOWST WAS WELL-TOLERATED VOWST (n=90) Placebo (n=92) Adverse Reactions Within 8 Weeks % % Solicited* Abdominal distension 31.1 29.3 Fatigue 22.2 21.7 Constipation 14.4 10.9 Chills 11.1 7.6 Unsolicited Diarrhea 10.0 4.3 Source: VOWST Package Insert * Solicited adverse events were recorded by participants in a diary for 7 days after completion of the 3-day regimen of VOWST or placebo. Participants were 12 monitored for unsolicited events by queries during visits for a period of 8 weeks after the first dose of study drug.

ECOSPOR IV DATA: VOWST WAS WELL-TOLERATED • Overall safety profile through 24-week follow-up showed that VOWST was well tolerated, consistent with the safety profile observed in ECOSPOR III ECOSPOR IV summary • Overall, 141 (53.6%) subjects experienced a total of 476 • Phase 3, open-label, single- TEAEs** arm trial of 263* adults with history of CDI • 33 (12.5%) subjects experienced a total of 77 SAEs; • Purpose is to describe safety none were deemed related or possibly related to the and tolerability of VOWST study drug • Completed to meet FDA • 8 deaths reported; none were deemed related or predefined requirements for possibly related to study drug by investigators a BLA submission • Most common adverse reactions included flatulence (4.2%), diarrhea (3.4%) and nausea (3.0%). The majority of adverse reactions were mild to moderate in severity * 4 VOWST participants discontinued ECOSPOR III and enrolled in ECOSPOR IV **TEAE: treatment-emergent adverse event; SAE: serious adverse event 13 Sims et al. JAMA Netw Open. 2023 Feb 1;6(2):e2255758.; adverse reactions from Package Insert

VOWST ECOSPOR IV DATA ON PREVENTION OF RECURRENCE: LOW NUMBER OF RECURRENCES AT 8 WEEKS Time Interval After Completion of Therapy n (%) 8 Weeks (up to Day 58) (n=263) Number of Subjects with CDI Recurrence 23 (8.7) Prevention of CDI Recurrence at 8 Weeks 240 (91.3) Number of Subjects with Clinical Baseline Response / Total Characteristic (%) Prior CDI episodes (not including qualifying episode): 1 72/77 (93.5) Prior CDI episodes (not including qualifying episode): ≥2 168/186 (90.3) 14

VOWST commercial opportunity Terri Young, Ph.D. Chief Commercial and Strategy Officer, Seres Therapeutics Seres Therapeutics, Inc. © 2023 15

VOWST IS HIGHLY ANTICIPATED BY HEALTHCARE PROFESSIONALS HCP intent to prescribe VOWST Recurrent C. difficile infection is a highly “ debilitating and life-threatening disease, and antibiotics alone do not address the 22% underlying cause of rCDI, dysbiosis of the gut Definitely will microbiome. The approval of VOWST ~75% provides an important new oral treatment option for this disease, and I am pleased to of surveyed HCPs 52% now be able offer this medicine to patients definitely or probably Probably will that have experienced a CDI recurrence. will prescribe VOWST ” Dr. Carl Crawford, M.D. Assistant Professor of Clinical Medicine Division of Gastroenterology, Weill Cornell Medicine 25% Might or might not 1% Definitely or probably will not 16 Source: Survey of broad group of GI and ID rCDI prescribers (n=300)

HCP ENTHUSIASM FOR VOWST DRIVEN BY DESIRE TO PREVENT RECURRENCES AND LIMITATIONS OF CURRENT OPTIONS Top 5 rCDI Treatment Goals Top 5 Unmet Needs % Ranked in Top 3 % Ranked in Top 3 Prevention of Preventing subsequent 59% 66% • Prevention of recurrences is recurrences recurrences seen as a top treatment goal for rCDI patients Prevention of Sustained efficacy / 48% 57% morbidity / mortality durability • Despite it being the top goal, physicians perceive standard of Restoring Restore gut 38% 40% care as lacking efficacy at patient QoL microbiome preventing recurrences Symptom • As a result, preventing 35% 34% More affordable Tx relief recurrences is also the biggest unmet need leading to Restoration of gut More rapidly address 25% 29% heightened appetite for a microbiome symptoms product like VOWST 17 Sources: Seres physician survey data Sources: Seres physician survey data (2022)

EXPECT HCP USE OF VOWST TO BROADEN WITH PRODUCT EXPERIENCE Expected initial patient types Broadened use after experience The first patient I'd give it to would be somebody who probably This idea is what we're looking for. I has it from being on prolonged antibiotics, doesn't have a lot of guess this is the holy grail. You might other comorbid illness, and has just had enough of it so they're want to hit everyone with this even at 1st willing to try an alternative. – ID doctor recurrence. – ID doctor Any appropriate rCDI patient FMT ‘Healthy’ Patient Young, High Motivated Risk Historical Multiply Recurrent Recurrent 18 Source: Seres market research

COMBINED FIELD TEAMS TO COVER HIGHEST POTENTIAL RCDI PRESCRIBERS

Prioritize top volume and early adopting HCPs w/**150 person GI sales force**

- GI sales force covers 85% of GI practices for current inline Nestle product
- Average 10 years industry experience & 5 years in GI
- Drove ZENPEP® acceleration over last 3 years

Prioritize ~300 top HCOs w/**20 person hospital team**

- Includes ID engagement; ~1500 ID specialists see > 2 rCDI patients/year
- Deployed Q1 '23; profiled top institutions

Activate a broader HCP audience via **non-personal and patient promotion**

NEW VOWST™ (fecal microbiota spores, live-brpk) capsules

All HCPs with recurring patients in Symphony Claims Data, May 2022 – Date Range Nov '20- Oct '21

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ENGAGING WITH KEY COMMERCIAL AND MEDICARE PART D PLANS TO INITIATE BROAD COVERAGE Path to coverage for VOWST Payer mix Up to Launch + 12 months Launch + 18 months Payers utilize NTMBs* to limit Medicare coverage 37% Medicare demand begins 54% Commercial Launch + 12 months 6% Medicaid VOWST Medicaid coverage Launch begins * New To Market Block (NTMB) deny insurance coverage of a new therapy until it can be reviewed and covered by the health plan. 20

VOWST DELIVERS COMPELLING VALUE PROPOSITION AND WE ARE COMMITTED TO BROAD PATIENT ACCESS Uniquely addresses #1 unmet need of preventing Addresses costly burden of rCDI: $43,000 cost / 1 recurrence, with robust efficacy and an established patient safety profile with an orally administered regimen Innovative product; first and only FDA- Commitment to patient access and affordability approved orally administered microbiota- based therapeutic VOWST list price at $17,500 (WAC) Providing financial and treatment support for eligible patients *Subject to specific eligibility and financial criteria 21 Sources: 1. Rodrigues ICHE 2017 Costs RCDI, CPI Inflation Calculator, March 2023

LAYING THE FOUNDATIONS TO ULTIMATELY TRANSFORM STANDARD OF CARE AND ACHIEVE POTENTIAL Initial focus Expanded focus • Increase HCP awareness and trial of • Drive repeat use among higher- an entirely new modality volume HCPs • Provide positive experience • Increase reach to lower-volume HCPs • Enhance hospital outflow • Optimize payer coverage with a • Engage payers to build coverage focus on commercial plans 22

Financial considerations David Arkowitz Chief Financial Officer and Head of Business Development, Seres Therapeutics Seres Therapeutics, Inc. © 2023 23

Seres is well positioned to bring VOWST to patients and advance our pipeline 3/31/2023 cash balance: $107 million Secured up to $250 million debt facility; $125 million milestone due $110 million funded at closing to Seres with approval Replaces existing debt facility 3/31/2023 pro-forma cash balance: $282 million including $125 million VOWST approval milestone and net proceeds* received at closing from Oaktree (does not include any proceeds from supply of VOWST initial inventory to Nestlé) Seres Therapeutics, Inc. © 2023 24 * Net of payout to retire existing debt and fees and expenses

Seres’ path forward in infection Eric Shaff President and Chief Executive Officer, Seres Therapeutics Seres Therapeutics, Inc. © 2023 25

Potential Novel Approach to Address Infection - SER-155 Phase 1b Study Ongoing With Data Available in May 2023

	SER-155
Microbiome drug type	Rationally designed, cultivated product; spore + vegetative species
Stage	Phase 1b – Cohort 2 enrollment ongoing, following DSMB clearance of Cohort 1
Indication	Infection, bacteremia & GvHD in HSCT for cancer
Lead Collaborator	Memorial Sloan Kettering Cancer Center

Phase 1b study design and objectives

~70 patients in an open-label and a randomized, double-blind, placebo-controlled cohort

To evaluate safety and tolerability before and after allogeneic hematopoietic stem cell transplantation, as well as SER-155 engraftment bacteria and efficacy of SER-155 in preventing infections and GvHD

Initial safety and pharmacological data from Cohort 1 expected in May 2023

SERES THERAPEUTICS
Seres Therapeutics, Inc. © 2023
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Maximizing the Opportunity in Infection Protection and AMR Broadly Target Antimicrobial Resistant • Broad preclinical Additional Opportunities Infections portfolio • Driving to an additional clinical development program in 2023 Autologous HSCT • Potentially 2+ Cancer Neutropenia Pre-clinical Portfolio additional programs Solid Organ Transplant within 3 years Cirrhosis SER-155 SER-155: Active Clinical Development • Therapeutic adjacency BSI & GvHD in allogeneic HSCT recipients to SER-109 • Phase 1b study ongoing – to advance to cohort 2 Now Approved VOWST rCDI Seres Therapeutics, Inc. © 2023 27

Q&A Seres Therapeutics, Inc. © 2023 28